VEDDER PRICE                           VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                       222 NORTH LASALLE STREET
                                       CHICAGO, ILLINOIS 60601-1003
                                       312-609-7500
                                       FACSIMILE: 312-609-5005

                                       A PARTNERSHIP INCLUDING VEDDER, PRICE,
                                       KAUFMAN & KAMMHOLZ, P.C.
                                       WITH OFFICES IN CHICAGO AND NEW YORK CITY

                                       September 6, 2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     RE:  DRIEHAUS MUTUAL FUNDS
          FILE NOS. 333-05265 AND 811-7655
          --------------------------------

To the Commission:

     In accordance with Rule 497(e) under the Securities Act of 1933, as amended, we hereby file this supplement dated September 6, 2001 to the Registrant's current statement of additional information dated May 1, 2001.

     If you have any questions regarding this filing, please contact the undersigned at (312) 609-7764.

                                       Very truly yours,



                                       /s/  Stephanie Grauerholz-Lofton

                                       Stephanie Grauerholz-Lofton

 /
Enclosure

Statement of Additional Information Dated May 1, 2001, as Supplemented September 6, 2001

                              DRIEHAUS MUTUAL FUNDS
                               25 East Erie Street
                             Chicago, Illinois 60611
                                 1-800-560-6111

                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                        DRIEHAUS ASIA PACIFIC GROWTH FUND
                      DRIEHAUS EMERGING MARKETS GROWTH FUND

This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Funds' prospectus dated May 1, 2001 and any supplements thereto ("Prospectus"). The Prospectus may be obtained at no charge by telephoning 1-800-560-6111.

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

General Information and History..............................................B-2

Portfolio Investments and Risk Considerations................................B-2

Investment Restrictions.....................................................B-10

Purchases And Redemptions...................................................B-11

Net Asset Value.............................................................B-12

Management..................................................................B-13

Principal Shareholders......................................................B-16

Investment Advisory Services................................................B-17

Distributor.................................................................B-18

Administrator...............................................................B-18

Custodian...................................................................B-19

Transfer Agent..............................................................B-19

Independent Public Accountants..............................................B-20

Portfolio Transactions......................................................B-20

Additional Income Tax Considerations........................................B-21

Investment Performance......................................................B-24

Appendix-- Ratings...........................................................A-1

The financial statements appearing in the combined Driehaus International Growth Fund, Driehaus Asia Pacific Growth Fund, Driehaus International Discovery Fund, Driehaus European Opportunity Fund and Driehaus Emerging Markets Growth Fund Annual Reports to Shareholders for the fiscal year ended December 31, 2000 (the "Reports") are incorporated herein by reference. These Reports accompany this document.

                         GENERAL INFORMATION AND HISTORY

Driehaus International Growth Fund, Driehaus International Discovery Fund, Driehaus European Opportunity Fund, Driehaus Asia Pacific Growth Fund, and Driehaus Emerging Markets Growth Fund (individually, a "Fund" and collectively the "Funds") are each a series of the Driehaus Mutual Funds (the "Trust"), an open-end management investment company. Driehaus Capital Management, Inc. (the "Adviser") provides management and investment advisory services to each Fund. The Trust is a Delaware business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated May 31, 1996. The Declaration of Trust may be amended by a vote of either the Fund's shareholders or its trustees. Driehaus Mutual Funds may issue an unlimited number of shares, in one or more series or classes as its Board of Trustees (the "Board") may authorize. In October 1996, the Driehaus International Growth Fund succeeded to the assets of the Driehaus International Large Cap Fund, L.P. The Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund each commenced operations on December 31, 1997. The Driehaus International Discovery Fund and the Driehaus European Opportunity Fund commenced operations on December 31, 1998.

Each share of a Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a Fund have equal rights in the event of liquidation of that series.

As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communication with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"). All shares of all series of Driehaus Mutual Funds are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual Funds, except that shares are voted by an individual Fund when required by the 1940 Act or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more Funds, in which case shareholders of the unaffected Funds are not entitled to vote on such matters.

                  PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS

GENERAL INVESTMENT RISKS

As with all investments, at any given time the value of your shares in the Fund(s) may be worth more or less than the price you paid. The value of your shares depends on the value of the individual securities owned by the Funds which will go up and down depending on the performance of the company that issued the security, general market and economic conditions, and investor confidence. In addition, the market for securities generally rises and falls over time, usually in cycles. During any particular cycle, an investment style may be in or out of favor. If the market is not favoring the Funds' style, a Fund's gains may not be as big, or its losses may be larger than, other equity funds using different investment styles.

FOREIGN SECURITIES

The Funds invest primarily in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions or expropriation of assets) than does investment in securities of domestic issuers. The Funds may also purchase foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receivables ("GDRs") or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. Generally, ADRs are designed for the U.S. securities markets and EDRs and GDRs are designed for use in European and other foreign securities markets. The Funds may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, each Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

With respect to equities that are issued by foreign issuers or denominated in foreign currencies, each Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the Fund will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

Risks. Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities and positions which are generally denominated in foreign currencies, and utilization of forward currency contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Currency Exchange Transactions. Currency exchange transactions may be conducted either through forward currency contracts ("forward currency contracts") or on a spot (i.e., cash) basis at the spot rate for purchasing currency prevailing in the foreign exchange market. Forward currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward currency contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Funds may invest and serve as hedges against possible variations in the exchange rate between these currencies. Each Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of each Fund accruing in connection with settlement of the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward currency contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Adviser to limit or reduce exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. Each Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that each Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, each Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward currency contracts for each currency held in each Fund. The Funds may not engage in "speculative" currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, each Fund may either sell the portfolio security related to such contract and make delivery of the currency, or retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Synthetic Foreign Money Market Positions. Each Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, each Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, a synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policy that, under normal conditions, the Driehaus International Growth Fund and the Driehaus International Discovery Fund will invest at least 65% of their respective total assets in at least three countries other than the United States, or for the purposes of the policies that the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund, and the Driehaus Emerging Markets Growth Fund will invest at least 65% of their respective total assets in European countries, Asia Pacific companies, and emerging markets companies, respectively.

LENDING OF PORTFOLIO SECURITIES

Subject to restriction (3) under "Investment Restrictions" in this Statement of Additional Information, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by that Fund. Each Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.

WARRANTS

The Funds may purchase warrants, which are instruments that give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Warrants are generally sold by companies intending to issue stock in the future, or by those seeking to raise cash by selling shares held in reserve.

SHORT SALES

The Funds may make short sales "against the box." In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables each Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement.

RULE 144A SECURITIES

The Funds may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). That Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser will consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

LINE OF CREDIT

Subject to restriction (4) under "Investment Restrictions" in this Statement of Additional Information, Driehaus Mutual Funds has established a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Currently the line of credit is available to each of the Funds.

PORTFOLIO TURNOVER

Portfolio turnover rate is commonly measured by dividing the lesser of total purchases or sales for the period under consideration by the average portfolio value (i.e., the cumulative total investment in the account at the end of each month, divided by the number of months under consideration).

DERIVATIVES

Consistent with its objective, each Fund may invest in a broad array of financial instruments and securities, commonly known as derivatives. (For these purposes, forward currency contracts are not considered "derivatives.") The Funds may enter into conventional exchange-traded and nonexchange-traded options, futures contracts, futures options, swaps and similar transactions, such as caps, floors and collars, involving or relating to currencies, securities, interest rates, prices or other items. In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security, an index, an interest rate or a currency.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability or other factors. They also may be used in an effort to enhance portfolio returns.

The successful use of derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Finally, privately negotiated and over-the-counter derivatives may not be as well regulated and may be less marketable than exchange-traded derivatives.

The Funds may use equity linked certificates/notes/swaps (all derivatives) to further their investment objectives. Driehaus Asia Pacific Growth Fund, Driehaus Emerging Markets Growth Fund and Driehaus International Discovery Fund have purchased participation notes and the other Funds may also. In buying such derivatives, the Funds could be purchasing bank debt instruments, swaps or certificates that vary in value based on the value of the underlying benchmark security. The Funds buying such derivative instruments are subject to the risk of the inability or refusal of the counterparties in the transaction to perform.

A swap transaction is an individually negotiated, nonstandardized agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, exchange rates, indices or prices, with payments generally calculated by reference to a principal ("notional") amount or quantity. In general, swaps are agreements pursuant to which a Fund contracts with a bank or a broker/dealer to receive a return based on or indexed to the performance of an individual security or a basket of securities. A Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. Swap contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. As a result, a Fund will be subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the counterparties with which the Fund trades. If there is a default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market is generally not regulated by any governmental authority. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.

The Funds intend to use interest rate, currency and index swaps as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Options on Securities and Indexes. The Funds may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on NASDAQ. The Funds may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Funds will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain, or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of that Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index[1] at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Funds will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or

--------
[1] A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures. If other options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"[2] would exceed 5% of the Fund's total assets.

When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

In order to comply with Commodity Futures Trading Commission ("CFTC") Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," a Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%.

                             INVESTMENT RESTRICTIONS

Each Fund operates under the following fundamental investment restrictions, which, together with the investment objective and fundamental policies, cannot be changed without the approval of a "majority of the outstanding voting securities," which is defined in the 1940 Act to mean the lesser of (i) 67% of a Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Each Fund may not:

     (1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

     (2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

     (3) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations,
          (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

     (4) borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the

--------
[2] A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

          time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

     (5) invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,[3] except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

     (6) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Each Fund is also subject to the following nonfundamental restrictions and policies, which may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

     (a) invest in companies for the purpose of exercising control or management;

     (b) purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company (valued at time of purchase);

     (c) mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

     (d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or
          (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales; and

     (e) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

                            PURCHASES AND REDEMPTIONS

Purchases and redemptions are discussed in the Prospectus under the headings "How to Purchase Shares," "How to Redeem Shares" and "Net Asset Value," and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Fund of any such purchase order.

--------
[3] For purposes of this investment restriction, each Fund uses industry classifications contained in Institutional Brokers Estimate System ("I/B/E/S") Sector Industry Group Classification, published by I/B/E/S, an institutional research firm. To the extent that categorization by IBES is "Miscellaneous" or "Other" for an industry, the portfolio manager may change the industry IBES classification to a more appropriate or specific industry.

Each Fund's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The Trust intends to pay all redemptions in cash and will pay cash for all redemptions orders, limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of $250,000 or one percent of the net assets of the relevant Fund, as measured at the beginning of such period. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of exchange-traded securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

The Trust reserves the right to suspend or postpone redemptions of shares of a Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

                                 NET ASSET VALUE

The net asset value of a share of a Fund is calculated by dividing (i) the value of the securities held by the Fund (i.e., the value of its investments), plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of outstanding shares of the Fund. Investment securities, including ADRs, EDRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the regular close of business on the NYSE (3:00 p.m. Central time) on the day the securities are being valued, or lacking any sales, at either (i) the last bid prices or (ii) the mean between the closing bid and asked prices. Other over-the-counter securities are valued at the mean between the closing bid and asked prices. Net asset value will not be determined on days when the NYSE is closed, unless, in the judgment of the Board, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m. Central time.

In the event that the NYSE or the relevant national securities exchange adopts different trading hours on a temporary basis, Fund net asset value will be computed at the close of the exchange.

Trading in securities on most foreign securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE except securities trading primarily on Central and South American exchanges. Such securities are valued at the last sale price as of the regular close of the relevant exchange. For securities that trade primarily on an exchange that closes after the NYSE, the price of the security will be determined at 1:00 p.m. Central time. In addition, foreign securities trading may not take place on all business days and may occur in various foreign markets on days which are not business days in domestic markets and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Adviser, by or under the direction of the Board's Pricing Committee, deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 10:00 a.m. Central time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.

Securities and assets for which market quotations are not readily available are valued at fair value determined by the Adviser's Pricing Committee pursuant to methodologies established in good faith by the Board of Trustees. If the Adviser's Pricing Committee determines that the foregoing methods do not accurately reflect current market value, securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees or its Pricing Committee. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

The Fund uses pricing services approved by its Board of Trustees. Prices of equity securities provided by such services represent the last sale price on the exchange where the security is primarily traded. Exchange rates of currencies provided by such services are sourced, where possible, from multi-contributor quotations. Normally, the rate will be based upon commercial interbank bid and offer quotes. Representative rates are selected for each currency based upon the latest quotation taken from contributors at short intervals prior to pricing. Prices of bonds by such services represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations.

Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, as discussed below. Debt securities with maturities of 60 days or less are valued (i) at amortized cost if their term to maturity from date of purchase is less than 60 days, or (ii) by amortizing, from the 61st day prior to maturity, their value on the 61st day prior to maturity if their term to maturity from date of purchase by a Fund is more than 60 days, unless this is determined by the Fund's Board of Trustees not to represent fair value. Repurchase agreements are valued at cost plus accrued interest.

U.S. Government securities are traded in the over-the-counter market and are valued at the mean between the last available bid and asked prices, except that securities with a demand feature exercisable within one to seven days are valued at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.

Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 3:00 p.m. Central time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 3:00 p.m. Central time.

                                   MANAGEMENT

The following table sets forth certain information with respect to the trustees and executive officers of the Fund:


                                               POSITION(S)                    PRINCIPAL OCCUPATION(S)
          NAME; ADDRESS             AGE       HELD WITH FUND                   DURING PAST FIVE YEARS
          -------------             ---       --------------                   ----------------------

Richard H. Driehaus*(1), (3)         58       Chairman of the           Chairman of the Board and Chief Executive Officer
25 East Erie Street                           Board; President          of the Adviser and Driehaus Securities
Chicago, IL  60611                                                      Corporation; Chief Investment Officer; Portfolio
                                                                        Manager of the Adviser

Francis J. Harmon(2)                 58       Trustee                   Principal Account Executive - Labor Affairs, Blue
9910 South Seeley Avenue                                                Cross and Blue Shield of Illinois
Chicago, IL  60643

Robert F. Moyer*(1)                  54       Trustee, Senior Vice      Senior Vice President and Chief Operating Officer of the
25 East Erie Street                                                     Adviser and Driehaus Securities Corporation
Chicago, IL  60611

A.R. Umans(1), (2)                   74       Trustee                   Chairman of the Board and Chief Executive
1400 North 25th Avenue                                                  Officer, RHC/Spacemaster Corporation
Melrose Park, IL  60160                                                 (manufacturing corporation)

                                      B-13


                                               POSITION(S)                    PRINCIPAL OCCUPATION(S)
          NAME; ADDRESS             AGE       HELD WITH FUND                   DURING PAST FIVE YEARS
          -------------             ---       --------------                   ----------------------

Daniel F. Zemanek(2)                 58       Trustee                   Consultant, real estate development, since
249 View Street                                                         August, 1998; Senior Vice President of Real
Mountain View, CA 94041                                                 Estate, Una Mas Restaurants, Inc., from 1996 to 1998.

Arthur B. Mellin(3)                  58       Advisory Board            President, Mellin Securities Incorporated and
190 South LaSalle Street                      Member                    Mellin Asset Management, Inc.
Chicago, IL  60603

William R. Andersen                  42       Vice President            Senior Vice President, Chief Investment Officer
25 East Erie Street                                                     -International and Portfolio Manager of
Chicago, IL  60611t                                                     the Adviser; Portfolio Manager of the Adviser
                                                                        prior thereto

Diane L. Wallace                     42       Vice President;           Senior Vice President-Operations of the Adviser
25 East Erie Street                           Treasurer                 and Driehaus Securities Corporation, since 1996;
Chicago, IL  60611                                                      Vice President prior thereto

Mary H. Weiss                        52       Vice President;           Vice President, Secretary and Chief Legal Counsel
25 East Erie Street                           Secretary                 of the Adviser and Driehaus Securities Corporation
Chicago, IL  60611

Robert H. Buchen                     63       Vice President            Vice President of marketing/account management of
25 East Erie Street                                                     the Adviser and Driehaus Securities Corporation
Chicago, IL  60611

Dusko Culafic                        42       Assistant Treasurer       Vice President and Treasurer of the Adviser and
25 East Erie Street                                                     Driehaus Securities Corporation since 1996;
Chicago, IL  60611                                                      Controller prior thereto

Jennifer L. Billingsley              38       Assistant Secretary       Senior Attorney with the Adviser since 2000;
25 East Erie Street                                                     Attorney with Adviser since 1996; prior thereto,
Chicago, IL  60611                                                      associate of Sidley & Austin, a law firm

---------------------------------------
* Trustee who is an "interested person" of the Fund and of the Adviser, as defined in the 1940 Act.
1 Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
2 Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
3    Mr. Driehaus and Mr. Mellin are brothers-in-law.

The Board of Trustees is comprised of a majority of members who are classified under the 1940 Act as "non-interested" persons of the Trust and are often referred to as "independent trustees." In addition to investing in the various Funds of the Trust, independent trustees may invest in limited partnerships that are managed by the Adviser and in which employees of the Adviser may also be invested and affiliates of the Adviser may have a financial interest. The independent trustees may also from time to time, invest in third party investment ventures in which affiliates and employees of the Adviser also invest.

Officers and trustees affiliated with the Adviser serve without any compensation from the Funds. In compensation for their services to the Funds, trustees who are not affiliates of the Funds or the Adviser are paid $2,500 for each Board meeting attended and $500 for each committee meeting attended, and are reimbursed for out-of-pocket expenses. The Funds have no retirement or pension plans. The following table sets forth the compensation paid by the Funds during the calendar year 2000 to each of the non-interested trustees:

                                            TOTAL
                                        COMPENSATION
                                           FROM THE
                NAME OF TRUSTEE             FUNDS
                ---------------             -----
                A.R. Umans                 $16,000
                Daniel Zemanek              16,000
                Francis J. Harmon           16,000

As of March 31, 2001, the Fund's officers, trustees and advisory board members as a group owned (or held a shared investment or voting power with respect to) shares of each Fund in the amounts shown according to the percentage shown in the following table:



                     FUND                        # OF SHARES       % OWNED
                     ----                        -----------       -------
Driehaus International Growth Fund                  67,202           0.2%
Driehaus International Discovery Fund              209,046           9.6%
Driehaus European Opportunity Fund                 379,143          24.9%
Driehaus Asia Pacific Growth Fund                  143,600          13.7%
Driehaus Emerging Markets Growth Fund              292,327          15.9%

                             PRINCIPAL SHAREHOLDERS

As of March 31, 2001, no persons or entities owned of record or, to the Funds' knowledge, owned beneficially 5% or more of the shares of a Fund except the persons or entities indicated below.


NAME AND ADDRESS                                     FUND(S)                                          % OWNED
----------------                                     -------                                          -------
Charles Schwab & Co., Inc.                           Driehaus International Growth Fund                 9.2%
101 Montgomery Street                                Driehaus International Discovery Fund              8.0%
San Francisco, CA  94104                             Driehaus European Opportunity Fund                13.1%
                                                     Driehaus Asia Pacific Growth Fund                 24.1%
                                                     Driehaus Emerging Markets Growth Fund              7.4%

Mac & Co.                                            Driehaus International Growth Fund                 8.3%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198

Iowa State University Foundation                     Driehaus International Growth Fund                 7.9%
3229 Lincoln Way
Ames, IA  50014-7164

US Bancorp Trust Company                             Driehaus International Growth Fund                 5.0%
P.O. Box 520
Johnston, PA  15907-0520

Driehaus Associates Fund                             Driehaus International Discovery Fund             10.1%
25 East Erie Street
Chicago, IL  60611

Driehaus Companies Profit Sharing Plan and Trust     Driehaus International Discovery Fund             11.1%
25 East Erie Street                                  Driehaus European Opportunity Fund                10.5%
Chicago, IL  60611                                   Driehaus Asia Pacific Growth Fund                  6.6%
                                                     Driehaus Emerging Markets Growth Fund             16.8%

Richard H. Driehaus                                  Driehaus International Discovery Fund              8.9%
25 East Erie Street                                  Driehaus European Opportunity Fund                24.0%
Chicago, IL  60611                                   Driehaus Asia Pacific Growth Fund                 13.1%
                                                     Driehaus Emerging Markets Growth Fund             15.1%

Evangelical Covenant Church                          Driehaus International Discovery Fund              6.7%
EMP Retirement Plan                                  Driehaus Emerging Markets Growth Fund              7.0%
5154 N. California Avenue
Chicago, IL  60625

National Investor Services Corp.                     Driehaus European Opportunity Fund                 5.9%
55 Water Street, 32nd Floor
New York, NY  10041-3299

Covenant Ministries of Benevolence Corp.             Driehaus International Discovery Fund              6.3%
5145 N. California Avenue                            Driehaus Emerging Markets Growth Fund              5.4%
Chicago, IL  60625

The Richard H. Driehaus Foundation                   Driehaus International Discovery Fund              5.7%
25 East Erie Street                                  Driehaus Asia Pacific Growth Fund                 19.8%
Chicago, IL  60611                                   Driehaus Emerging Markets Growth Fund             17.0%

                                      B-16


NAME AND ADDRESS                                     FUND(S)                                          % OWNED
----------------                                     -------                                          -------

Wesley West Long Term Partnership LP                 Driehaus Asia Pacific Growth Fund                 11.7%
P.O. Box 7                                           Driehaus Emerging Markets Growth Fund              7.9%
Houston, TX  77001

WFM Investors 1                                      Driehaus Emerging Markets Growth Fund              5.2%
190 South LaSalle Street
Suite 1700
Chicago, IL  60603

As of March 31, 2001, any shareholder holding the following number of shares (or more) in each of the Funds is considered owning 5% or more of the total shares outstanding in the respective Fund:

Driehaus International Growth Fund                           1,497,928 shares
Driehaus International Discovery Fund                          108,579 shares
Driehaus European Opportunity Fund                              76,134 shares
Driehaus Asia Pacific Growth Fund                               52,287 shares
Driehaus Emerging Markets Growth Fund                           91,810 shares

                          INVESTMENT ADVISORY SERVICES

The Adviser is controlled by Richard H. Driehaus, as sole shareholder and chief executive officer. The principal nature of Mr. Driehaus' business is investment advisory and brokerage services. The Adviser provides office space and executive and other personnel to the Trust. The Trust pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

The advisory agreement provides that neither the Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

Any expenses that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of the Fund's assets. Any expenses incurred by the Fund that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees. In return for its services, the Adviser receives a monthly fee from the Funds, computed and accrued daily, at an annual rate of 1.5% of average net assets of each Fund. These fees are higher than the fees paid by most mutual funds. The following table shows the fees paid by each Fund (before any waivers) under the advisory agreement to the Adviser for each Fund's last three fiscal years. The table also shows each Fund's maximum operating expense based on the Adviser agreeing to absorb other operating expenses to the extent necessary to ensure that the total annual fund operating expenses (after all applicable waivers) do not exceed the percentage of average net assets applicable for each Fund shown.


                                           ADVISORY FEES PAID FOR FISCAL YEARS        MAXIMUM OPERATING EXPENSE
--------------------------------------    -------------------------------------    ------------------------------
            FUND NAME                        2000         1999          1998          (% OF AVERAGE NET ASSETS)
--------------------------------------    ----------   ----------    ----------    ------------------------------

Driehaus International Growth Fund        $6,097,235   $4,080,429    $3,458,926    2.25% through October 28, 1998
---------------------------------------------------------------------------------------------------------------------
                                                                                   2.50% through May 31, 1999
                                                                                   2.40% May 31, 1999 through
Driehaus International Discovery Fund      860,540       146,812        N/A        June 30, 2002
---------------------------------------------------------------------------------------------------------------------
Driehaus European Opportunity Fund         810,497       106,633        N/A        2.10% through June 30, 2002
---------------------------------------------------------------------------------------------------------------------
                                                                                   2.95% through May 31, 1999
                                                                                   2.50% May 31, 1999 through
Driehaus Asia Pacific Growth Fund          489,774       175,273       46,727      June 30, 2002
---------------------------------------------------------------------------------------------------------------------
                                                                                   2.75% through May 31, 1999
                                                                                   2.50% May 31, 1999 through
Driehaus Emerging Markets Growth Fund      346,354       93,249        50,832      June 30, 2002
---------------------------------------------------------------------------------------------------------------------

The Adviser, the Funds, and the Distributor have each adopted a code of ethics. Access persons (as defined in the code) are permitted to make personal securities transactions, subject to requirements and restrictions set forth in such code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. The code of ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of broker confirmations and reporting of securities transactions. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

The Adviser manages not only the Funds but other investment accounts. Simultaneous transactions may occur when several Funds and investment accounts are managed by the same investment adviser and the same security is suitable for the investment objective of more than one Fund or investment account. When two or more investment accounts are simultaneously engaged in the purchase or sale of the same security, including initial public offerings ("IPOs"), the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each investment account. In some cases, this process could have a detrimental effect on the price or value of the security as far as each Fund is concerned. In other cases, however, the ability of the Funds to participate in volume transactions will produce better executions and prices for the Funds.

                                   DISTRIBUTOR

As of December 31, 1998, the Shares of the Funds are distributed by Driehaus Securities Corporation ("DSC") under a Distribution Agreement with the Trust. The Distribution Agreement has an initial period of two years and continues in effect thereafter from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses, including any payments to DSC for the sales of Fund shares.

As agent, DSC will offer shares of the Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or "12b-1" fees are paid by the Funds. DSC will offer the Funds' shares only on a best-efforts basis.

                                  ADMINISTRATOR

PFPC Inc. ("PFPC"), 103 Bellevue Parkway, Wilmington, Delaware 19809, is the administrator for the Trust. The asset-based fee for administrative and accounting services for the Driehaus International Growth Fund is:

     .125% of the first $200 million of average net assets; .09% of the next $200 million of average net assets; .07% of the next $200 million of average net assets; and .05% of average net assets in excess of $600 million.

The asset-based fee for administration and accounting services for the Driehaus Asia Pacific Growth Fund, the Driehaus Emerging Market Growth Fund, the Driehaus International Discovery Fund, and the Driehaus European Opportunity Fund is:

     .14% of first $200 million of average net assets;
     .09% of next $200 million of average net assets;
     .07% of next $200 million of average net assets; and .05% of average net assets in excess of $600 million.

There is a minimum monthly fee of $9,500 (excluding out-of-pocket expenses), which PFPC has agreed to waive for the first twenty-four months of the Driehaus International Discovery Fund, and the Driehaus European Opportunity Fund. For fiscal year 2000, 1999 and 1998, Driehaus International Growth Fund paid PFPC Inc. administrative fees of $429,749, $314,358 and $248,622, respectively. For fiscal year 2000 and 1999, Driehaus International Discovery Fund paid administrative fees to PFPC Inc. of $80,277 and $13,702, respectively. For fiscal year 2000 and 1999, Driehaus European Opportunity Fund paid administrative fees to PFPC Inc. of $75,646 and $9,952, respectively. For fiscal year 2000, 1999 and 1998, Driehaus Asia Pacific Growth Fund paid administrative fees to PFPC Inc. of $70,126, $16,359 and $4,361, respectively. For fiscal year 2000, 1999 and 1998, Driehaus Emerging Markets Growth Fund paid PFPC Inc. administrative fees of $57,238, $8,703 and $4,745, respectively.

                                    CUSTODIAN

The Chase Manhattan Bank at 3 CMC Metrotech, 8th Floor, Brooklyn, NY 11245, is the Trust's custodian (the "Custodian"). It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds.

Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Custodian's global custody network and foreign depositories ("foreign subcustodians"). With respect to foreign subcustodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign subcustodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign subcustodians, or application of foreign law to a Fund's foreign subcustodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

                                 TRANSFER AGENT

PFPC, 103 Bellevue Parkway, Wilmington, Delaware 19809, is the Funds' transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, PFPC provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts. PFPC will also waive a portion of its monthly base fee for transfer agency service for the first twenty-four months of the Driehaus Asia Pacific Growth Fund, the Driehaus Emerging Markets Growth Fund, the Driehaus International Discovery Fund, and the Driehaus European Opportunity Fund.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for Driehaus Mutual Funds are Arthur Andersen LLP. The accountants audit and report on each Fund's annual financial statements, review certain regulatory reports and each Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by Driehaus Mutual Funds.

                             PORTFOLIO TRANSACTIONS

The Adviser uses the trading room staff of DSC, an affiliate of the Adviser, to place the orders for the purchase and sale of a Fund's securities and options and futures contracts. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge (including the knowledge of the trading room staff of DSC) of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge (including the knowledge of the trading room staff of DSC) of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge (including the knowledge of the trading room staff of DSC) of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Adviser may cause a Fund to pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction, provided that the Adviser determines in good faith that the commission is reasonable in relation to the services received. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser and reports are made quarterly to the Board of Trustees.

To the extent directed by management of the Funds, the Adviser will execute purchases and sales of portfolio securities for a Fund through brokers or dealers for the purpose of providing direct benefits to the Fund, subject to the Adviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices than those which the Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.

Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, DSC. Each Fund has been advised that the Adviser intends to execute most (or all) transactions in securities traded on U.S. exchanges, including ADRs, through DSC. In order for DSC to effect any such transaction for a Fund, the commissions, fees or other remuneration received by DSC must be reasonable and fair, compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. This standard would allow DSC to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to DSC are consistent with the foregoing standard. For the fiscal year ended December 31, 1998, the Driehaus International Growth Fund paid brokerage commissions of $2,465,874 of which $189,819 (7.7%) were paid to DSC, the Driehaus Emerging Markets Growth Fund paid $80,374, of which $24,269 (30.2%) were paid to DSC, and the Driehaus Asia Pacific Growth Fund paid $109,369, of which $4,053 (3.7%) were paid to DSC. For the fiscal year ended December 31, 1999, the Driehaus International Growth Fund paid brokerage commissions of $3,892,385 of which $339,700 (8.7%) were paid to DSC, the Driehaus International Discovery Fund paid $195,323, of which $18,360 (9.4%) were paid to DSC, the Driehaus European Opportunity Fund paid $100,884, of which $120 (0.1%) were paid to DSC, the Driehaus Asia Pacific Growth Fund paid $327,617, of which $5,063 (1.5%) were paid to DSC, and the Driehaus Emerging Markets Growth Fund paid $156,962, of which $26,877 (1.7%), were paid to DSC. For the fiscal year ended December 31, 2000, the Driehaus International Growth Fund paid brokerage commissions of $6,847,748 of which $465,208 (6.8%) were paid to DSC, the Driehaus International Discovery Fund paid $1,340,522, of which $77,095 (5.8%) were paid to DSC, the Driehaus European Opportunity Fund paid $1,267,660, of which $16,256 (1.3%) were paid to

DSC, the Driehaus Asia Pacific Growth Fund paid $1,240,336, of which
$58,011 (4.7%) were paid to DSC, and the Driehaus Emerging Markets Growth Fund paid $584,256, of which $127,110 (21.8%), were paid to DSC.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer (other than DSC) is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Adviser may select a broker or dealer that furnishes it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, computer data bases, quotation equipment and services, research-oriented computer software and services, monitoring and reporting services, and services of economic and other consultants consistent with Section 28(e). As a result of such research, the Adviser may cause a Fund to pay commissions that are higher than otherwise obtainable from other brokers, provided that the Adviser determines in good faith that the commissions are reasonable in relation to the research products and services provided by the broker. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser may receive from brokers and dealers products or services that are used both as investment research and for administrative, marketing or other nonresearch purposes. In such instances, the Adviser will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, and this allocation process poses a potential conflict of interest to the Adviser. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Fund), while the portions of the costs attributable to nonresearch usage of such products or services is paid by the Adviser in cash. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser, and not all such research products or services are used in connection with the management of the Fund. Information received from brokers by the Adviser will be in addition to, and not in lieu of, the services required to be performed under the advisory agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to the Fund.

The Fund may arrange for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities, to the extent consistent with best price and execution. If such arrangements are made the custodian will credit any such fees received against its custodial fees.

                      ADDITIONAL INCOME TAX CONSIDERATIONS

Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund intends to comply with the special provisions of the Internal Revenue Code (known as Subchapter M) that relieve it of federal income tax to the extent its net investment income and capital gains are currently distributed to shareholders. In order to qualify for such provisions, each Fund must maintain a diversified portfolio, which requires that at the close of each quarter (i) at least 50% of the total value of its total assets be represented by cash or cash items, Government securities, securities of other regulated investment companies and securities of other issuers in which not greater than 5% of the Fund's assets are invested and not more than 10% of the outstanding voting securities of such issuer are held; and (ii) not more than 25% of the total value of the total assets of the Fund are invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer.

Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Internal Revenue Code. Specifically, if more than 50% of the total value of the Fund's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, and the Fund distributes at least 90% of its investment company taxable income and net tax exempt interest, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their United States income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Fund will notify shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country, if the Fund qualifies to pass along such credit. If a Fund does not make such an election, the net investment income of that particular Fund will be reduced and the shareholders will not be able to deduct their pro rata share of foreign taxes paid by the Fund.

Each Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund's portfolio securities. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and options on futures exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

If a Fund writes an equity call option[4] other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

For federal income tax purposes, each Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options, non-equity options positions and certain foreign currency contracts ("year-end mark-to-market"). Generally, any gain or loss recognized with respect

--------
[4] An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel/casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

The Funds may enter into swaps or other notional principal contracts. Payments made or received pursuant to the terms of a notional principal contract are divided into two types--periodic payments and nonperiodic payments. Periodic payments are payments made or received pursuant to a notional principal contract that are payable at intervals of one year or less during the entire term of the contract, that are based on certain types of specified indexes (which include objective financial information), and that are based on either a single notional principal amount or a notional principal amount that varies over the term of the contract in the same proportion as the notional principal amount that measures the other party's payments. A nonperiodic payment is any payment made or received with respect to a notional principal contract that is not a periodic payment or a termination payment. All taxpayers, regardless of their method of accounting, must recognize the ratable daily portion of a periodic payment for the taxable year to which that portion relates. In contrast, a nonperiodic payment is required to be amortized over the term of the swap by the parties and is not deducted or included in income when made.

Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income net of foreign exchange losses for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one-year period ended October 31 in the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Funds intend to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the basis of the shares. If a shareholder realizes a loss on the redemption of a Fund's shares and reinvests in shares of the Fund within 30 days before or after the redemption, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes.

Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of the Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are nonresident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

Passive Foreign Investment Companies. Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, each Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

Each Fund intends to treat PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

                             INVESTMENT PERFORMANCE

Each Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

     Average Annual Total Return is computed as follows: ERV = P(1+T)n

     Where:   P   =   a hypothetical initial payment of $1,000
              T   =   average annual total return
              n   =   number of years
              ERV =   ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning E of the period at the end of the period (or fractional portion thereof).

Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. Of course, past performance is not indicative of future results.

Based on the foregoing formula, the average annual total return for each Fund is as follows:

                                                     AVERAGE ANNUAL TOTAL               AVERAGE ANNUAL TOTAL
                                                     RETURN FOR THE YEAR               RETURN SINCE INCEPTION
       FUND (DATE OF INCEPTION)                    ENDED DECEMBER 31, 2000           THROUGH DECEMBER 31, 2000
--------------------------------------             -----------------------           -------------------------
Driehaus International Growth Fund
(October 28, 1996)                                         -33.53%                               15.54%

Driehaus International Discovery Fund
(December 31, 1998)                                        -11.29%                               66.80%

Driehaus European Opportunity Fund
(December 31, 1998)                                         -3.64%                               61.27%

Driehaus Asia Pacific Growth Fund
(December 31, 1997)                                        -29.61%                               36.44%

Driehaus Emerging Markets Growth Fund
(December 31, 1997)                                        -22.73%                               13.05%

In advertising, sales literature, and other publications, the Funds' performance may be quoted in terms of total return and average annual total return, which may be compared with various indices and investments, other performance measures or rankings, other mutual funds, or indices or averages of other mutual funds.

Each Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                 TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

  INTEREST RATE               6%          8%         10%         6%         8%          10%
-----------------          -------     -------     -------    -------     -------     -------
COMPOUNDING YEARS               TAX-DEFERRED INVESTMENT               TAXABLE INVESTMENT
-----------------          -------------------------------    -------------------------------
        1                  $ 2,072     $ 2,097     $ 2,121    $ 2,072     $ 2,097     $ 2,121
        5                   11,178      11,614      12,072     11,141      11,546      11,965
        10                  24,798      26,820      29,098     24,453      26,165      28,006
        15                  41,684      47,304      54,099     40,358      44,675      49,514
        20                  62,943      75,543      91,947     59,362      68,109      78,351
        25                  90,053     115,177     150,484     82,067      97,780     117,014
        30                 124,992     171,554     242,340    109,197     135,346     168,852

Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows an investor to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower the average cost per share. Like any investment strategy, dollar cost averaging cannot guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

                               APPENDIX -- RATINGS

RATINGS IN GENERAL

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weights to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

RATINGS BY MOODY'S

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, AND C. Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                                      A-2